UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
March 31, 2015 (September 1, 2014)

EXCELSIS INVESTMENTS INC.
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation)

000-53346
(Commission File No.)

801 West Bay Drive, Suite 470
Largo, Florida 33770
(Address of principal executive offices and Zip Code)

(727-330-2731)
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On September 1, 2014 we entered into an agreement with Harmonious Enterprises, Inc., a New York corporation ("Harmonious") whereby we agreed to issue a percentage of our outstanding shares of common stock to Harmonious in exchange for a number of PERS monitoring accounts.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

(d)     Exhibits.

Exhibit	Document Description

10.1	Agreement for the Purchase PERS Monitoring Accounts (confidential provisions have been removed and the document has been so marked).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 31st day of March 2015.

EXCELSIS INVESTMENTS, INC.

BY:	BRIAN MCFADDEN
Brian McFadden, President